UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AIM ImmunoTech Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On September 26, 2022, AIM ImmunoTech Inc. (the “Company”) began mailing the below mailer to stockholders of the Company along with copies of the Amendment No. 1 to the Company’s Definitive Proxy Statement and accompanying revised WHITE proxy card, which were filed with the U.S. Securities and Exchange Commission on September 21, 2022.

Act Today to Protect Your Investment!

Vote the Enclosed **WHITE** Proxy Card "FOR" All Three of Your Board's Highly Qualified Directors Today

AIM ImmunoTech

Your Vote Matters!

If you have any questions or require any assistance voting your shares, please contact the Company's proxy solicitor, Morrow Sodali:
509 Madison Avenue, Suite 1206,
New York, NY 10022
(800) 662-5200
AIM@investor.morrowsodali.com